Exhibit 99.1

6900 E Layton Avenue Suite 700 Denver, CO 80237	P 303.837.5855 F 303.837.5087 newmont.com News Release NYSE: NEM & TSX: NGT

Newmont Confirms Proposal to Combine with Newcrest

DENVER-- (February 5, 2023)-- Newmont Corporation (NYSE: NEM, TSX: NGT) today confirmed it has submitted a non-binding proposal to acquire 100% of the issued share capital of Newcrest Mining Limited (Newcrest) by way of a scheme of arrangement. The proposed transaction would combine two of the sector’s top senior gold producers, and set the standard for sustainable and responsible gold mining.

Newmont’s proposal to combine with Newcrest is on the basis of 0.380 Newmont shares per Newcrest share, which would result in the combined company being 30 percent owned by Newcrest and 70 percent owned by Newmont. This represents a compelling opportunity for the shareholders of both companies to share in the upside of putting together two complementary businesses.

Newmont’s proposal is subject to certain customary conditions, including due diligence to the satisfaction of both parties, entry into a scheme implementation agreement and a recommendation from the Newcrest Board of Directors that Newcrest shareholders vote in favor of the proposal.

“We believe a combination of Newmont and Newcrest presents a powerful value proposition to our respective shareholders, workforce and the communities in which we operate,” said Tom Palmer, President and CEO of Newmont. “The proposed transaction would join industry-leading portfolios of assets and projects to create long-term value across the combined global business, and we welcome the consideration of Newcrest’s Board of Directors.”

Newmont remains fully committed to acting in the best interest of Newmont shareholders. Newmont and its Board of Directors advises shareholders need not take any action at this time as there can be no certainty that a transaction will be concluded.

Newmont has engaged BofA Securities, Centerview Partners LLC and Lazard as its financial advisers, and King & Wood Mallesons and White & Case LLP as its legal advisers.

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No Offer or Solicitation

This news release is neither an offer to purchase or exchange nor a solicitation of an offer to sell securities of Newmont or Newcrest. In furtherance of this proposal and subject to future developments, Newmont may file one or more registration statements, proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, prospectus or other document Newmont or Newcrest may file with the SEC and Australian regulators in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF NEWMONT AND NEWCREST ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT, PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION TRANSACTION. Investors and securityholders may obtain a free copy of the disclosure documents (when they are available) and other documents filed by Newmont with the SEC at the SEC's website at www.sec.gov. The disclosure documents and other documents that are filed with the SEC by Newmont may also be obtained on Newmont’s website at www.newmont.com or obtained for free from the sources listed below. Newmont and certain of its directors and executive officers may be deemed to be participants in any solicitation of proxies from Newcrest stockholders in respect of the proposed transaction between Newmont and Newcrest. Information regarding Newmont’s directors and executive officers is available in its proxy statement for its

6900 E Layton Avenue Suite 700 Denver, CO 80237	P 303.837.5855 F 303.837.5087 newmont.com News Release NYSE: NEM & TSX: NGT

2022 annual meeting of stockholders, which was filed with the SEC on March 7, 2022. This document can be obtained free of charge from the sources indicated below. Additional information regarding the interests of these participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in any proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction if and when they become available.

Cautionary Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements address expected future results, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary” or “potential.” Forward-looking statements may include, without limitation, statements relating to the proposal to acquire the share capital of Newcrest, expected terms, including consideration and premium, and expected benefits and opportunities of the proposal, including in connection with value creation. There is no certainty that any transaction will occur on the proposed terms, within any particular timeframe, or at all. Risks include fluctuations in company stock price and results of operations; uncertainties regarding the outcome of discussions between Newmont and Newcrest with respect to the proposal, including the possibility that the parties may not agree to pursue a business combination or may be materially different from the terms of the proposals described herein; the ability to consummate the proposed combination or achieve the expected benefits; uncertainties with respect to shareholder approvals; potential regulatory or closing delays; the industry and market reaction to Newmont’s proposal; and changes in the overall economic conditions. The forward-looking statements are also subject to other risks and uncertainties, including those more fully described in Newmont’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and most recent Form 10-Q and SEC filings. Newmont does not undertake any obligation to communicate publicly revisions to any “forward-looking statement” to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

About Newmont

Newmont is the world’s leading gold company and a producer of copper, silver, zinc and lead. The Company’s world-class portfolio of assets, prospects and talent is anchored in favorable mining jurisdictions in Newmont America, South America, Australia and Africa. Newmont is the only gold producer listed in the S&P 500 Index and is widely recognized for its principled environmental, social and governance practices. The Company is an industry leader in value creation, supported by robust safety standards, superior execution and technical expertise. Newmont was founded in 1921 and has been publicly traded since 1925.

At Newmont, our purpose is to create value and improve lives through sustainable and responsible mining. To learn more about Newmont’s sustainability strategy and initiatives, go to www.newmont.com.

Media Contact

Carolina Lucaroni

6900 E Layton Avenue Suite 700 Denver, CO 80237	P 303.837.5855 F 303.837.5087 newmont.com News Release NYSE: NEM & TSX: NGT

786.643.9230

carolina.lucaroni@newmont.com

Investor Contact

Daniel Horton

303.837.5468

daniel.horton@newmont.com